MINERAL PROPERTY INVESTMENTS	12 Months Ended
Dec. 31, 2019
Mineral Property Investments
MINERAL PROPERTY INVESTMENTS

Mineral property investments (which comprise equity interests in the shares of three private companies) are designated as fair value through other comprehensive income (loss) (“FVTOCI”), with changes in fair value recorded in other comprehensive income (loss).

As there is no observable market data which can be used to determine this fair value, management uses property specific and market based information to determine whether a significant change in the fair value of these investments has occurred. Factors that are considered include:

•          Changes in the economic and regulatory environment for the jurisdiction in which the Duparquet Gold project is located;

•          Gold spot prices over the period from the acquisition of the investment to December 31, 2019;

•          The company’s market capitalization per in-situ ounce which are attributable to the Duparquet Gold project; and

•          Recent transactions involving mineral properties located in Quebec.

The Company, through its subsidiary Clifton, has a 10% equity interest in the shares of Beattie Gold Mines Ltd., 2699681 Canada Ltd., and 2588111 Manitoba Ltd which directly or indirectly own various mining concessions and surface rights, collectively known as the Duparquet gold project. As at December 31, 2019, management determined, as a function of the rising gold price environment, that there was an increase in the fair value of mineral property investments and a fair value gain of $981 was recorded (December 31, 2018 - $nil) (Note 18). As at December 31, 2019, the fair value of the Company’s mineral property investments is $5,398 (December 31, 2018 - $4,417).